EXHIBIT 10.3

GUARANTEE AGREEMENT
GUARANTEE AGREEMENT (this “Guarantee”), dated as of December 30, 2019, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent for the lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) acting pursuant to this Guarantee for the benefit of the Secured Parties.
W I T N E S E T H:
WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among EVOLENT HEALTH, INC., a Delaware corporation (“Parent”), EVOLENT HEALTH LLC, a Delaware limited liability company (the “Borrower”), its Subsidiaries signatory thereto as guarantors or hereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and the Administrative Agent for the Lenders, the Lenders have severally agreed to make Loans and other financial accommodations to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies and each Guarantor is either the direct parent or a Subsidiary of the Borrower;
WHEREAS, the proceeds of the Loans and other financial accommodations under the Credit Agreement will be used as permitted thereunder;
WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefits from the making of the Loans and other financial accommodations under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make and continue making their respective Loans and other financial accommodations to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the benefit of the Secured Parties;
NOW, THEREFORE, in consideration of these premises and to induce the Lenders to make and continue making their respective Loans and other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:
SECTION 1. DEFINITIONS
1.1.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement or the Security Agreement and used herein shall have the meanings given to them in the Credit Agreement or the Security Agreement, as applicable.

1.2.    Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified.
(a)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2.     GUARANTEE
2.1.    Guarantee. (a) Each of the Guarantors hereby, jointly with the other Guarantors and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to the Administrative Agent for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration, mandatory prepayment or otherwise) of the Guaranteed Obligations. For purposes hereof, “Guaranteed Obligations” means the unpaid “Obligations” (as defined under the Credit Agreement), including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity thereof and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Security Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable and documented fees and disbursements of counsel to the Administrative Agent or to the other Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).
(a)    Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including, without limitation, those federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
(b)    Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of any Secured Party hereunder.
(c)    This Guarantee shall remain in full force and effect until the Termination Date (as defined in the Security Agreement) occurs, notwithstanding that from time to time during the term of the Credit Agreement no Guaranteed Obligations may be outstanding.
(d)    No payment made by the Borrower, any of the Guarantors or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors or any other

Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date occurs.
2.2.    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.
2.3.    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date occurs. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor for the benefit of Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, as the Administrative Agent may determine in accordance with Section 5.02(j) of the Credit Agreement.
2.4.    Modification of the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Credit Documents, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto.
2.5.    Guarantee Absolute and Unconditional. Each Guarantor waives to the fullest extent permitted by applicable law any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of the guarantee contained in this Section 2. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor, to the fullest extent permitted by applicable law, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor waives, to the fullest extent permitted by law, any right such Guarantor may now have or hereafter acquire to revoke, rescind, terminate or limit (except as expressly provided herein) this Guarantee or any of its obligations hereunder. Each Guarantor understands and agrees, to the fullest extent permitted by applicable law, that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower with respect to any Guaranteed Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.
2.6.    Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7.    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the location specified pursuant to the Credit Agreement.
SECTION 3.     REPRESENTATIONS AND WARRANTIES
Each Guarantor hereby represents and warrants to each Secured Party that:
3.1.    Representations in Credit Agreement. In the case of each Guarantor, all representations and warranties set forth in Article VII of the Credit Agreement which relate to or are contemplated to be made by such Guarantor are hereby incorporated herein by reference, are true and correct as of the date on which such representations and warranties are made or deemed made pursuant to the Credit Agreement, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.
3.2.    Other Representations. (I) Each Guarantor has knowledge of each other Credit Party’s financial condition and affairs and it has adequate means to obtain from each Credit Party, on an ongoing basis, information relating thereto and to such Credit Party’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Credit Party for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Credit Party that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations.
(a)    It is in the best interests of each Guarantor to execute this Guarantee inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans, other Credit Extensions and other financial accommodations made to the Borrower by the Secured Parties pursuant to the Credit Documents, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Loans, other Credit Extensions and other financial accommodations to the Borrower.
SECTION 4.     COVENANTS.
Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the Termination Date:

4.1.    Covenants in Credit Agreement. Each Guarantor hereby agrees and covenants to (a) do each of the things set forth in the Credit Agreement that a Credit Party agrees and covenants to do and/or, in the case of each Guarantor that is a Subsidiary, that a Credit Party agrees and covenants to cause its Subsidiaries and/or any Guarantor to do, and (b) not do each of the things set forth in the Credit Agreement that a Credit Party agrees and covenants not to do and/or, in the case of each Guarantor that is a Subsidiary, that a Credit Party agrees and covenants to cause its Subsidiaries and/or any Guarantor not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.
SECTION 5.     MISCELLANEOUS
5.1.    Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.01 of the Credit Agreement.
5.2.    Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 12.02 of the Credit Agreement.
5.3.    No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section Section 5), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
5.4.    Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided, that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.
5.5.    Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time after the occurrence and during the continuance of an Event of Default, upon any amount becoming due and payable by such Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Guarantor to Administrative Agent or such Secured Party, whether arising hereunder, under the Credit Agreement, or any other Credit Document to which such Guarantor is a party, as Administrative Agent or such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured, in each case, for application in the order of priority set forth in the Credit Agreement. Each Secured Party, or Administrative Agent on their behalf, shall notify such Guarantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have, and are subject to any applicable limitations set forth in the Credit Agreement.
5.6.    Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy, PDF and/or other electronic form), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart to this Guarantee by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.
5.7.    Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8.    Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
5.9.    Integration. This Guarantee and the other Credit Documents represent the entire agreement of the Guarantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.
5.10.    Survival. All representations and warranties made by the Guarantors in this Guarantee and in the certificates or other instruments delivered in connection with or pursuant to this Guarantee shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Guarantee and the making of the Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.

5.11.    GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.12.    Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, or any Affiliate of the foregoing in any way relating to this Guarantee or any other Credit Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 5.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.12 any special, exemplary, punitive or consequential damages.
5.13.    Acknowledgements. Each party hereto hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Credit Documents to which it is a party;
(b)    no Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Credit Documents, and the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.
5.14.    Termination. This Guarantee is a continuing guarantee and shall remain in full force and effect until the Termination Date.
5.15.    Additional Guarantors. Each Subsidiary of any Credit Party that is required to become a party to this Guarantee pursuant to Section 8.11 of the Credit Agreement and is not a signatory hereto shall become a Guarantor for all purposes of this Guarantee upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.
5.16.    Releases of Guarantees. (I) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Administrative Agent is hereby irrevocably authorized and directed by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 12.01 of the Credit Agreement) to take any action requested by any Guarantor having the effect of releasing any of its obligations hereunder (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Section 12.01 of the Credit Agreement, or (ii) under the circumstances described in paragraph (b) below.
(a)    On the Termination Date, this Guarantee and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor under this Guarantee shall automatically terminate, all without delivery of any instrument or performance of any act by any party or Person.
(b)    Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any guarantee obligations pursuant to this Section 5.16. In each case as specified in this Section 5.16, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Credit Parties’ expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item guarantee obligation, in each case in accordance with the terms of the Credit Documents and this Section 5.16.
5.17.    WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH BENEFICIARY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
5.18.    Marshaling. Neither the Administrative Agent nor any other Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Guaranteed Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Parties hereunder and of the Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Guarantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights and remedies under this Guarantee or under any other instrument creating or evidencing any of the Guaranteed Obligations or under which any of the Guaranteed Obligations is outstanding or by which any of the Guaranteed Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Guarantor hereby irrevocably waives the benefits of all such laws.
[Signature Page Follows.]
5.19.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.
EVOLENT HEALTH, INC.,
a Delaware corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary
EH HOLDING COMPANY, INC.,
a Delaware corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary
EVOLENT CARE PARTNERS HOLDING COMPANY, INC.,
a Delaware corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary
NCIS HOLDINGS, INC.,
a Delaware corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Guarantee Agreement]

NCH MANAGEMENT SYSTEMS, INC.,
a California corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary
EVOLENT CARE PARTNERS OF TEXAS, INC.,
a Texas corporation
By: /s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: Secretary

[Signature Page to Guarantee Agreement]

ACCEPTED:
ARES CAPITAL CORPORATION,
a Maryland corporation
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Guarantee Agreement]

Annex I
to
Guarantee Agreement
ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of ________________, 20__, made by ______________________________, a ______________ corporation (the “Additional Guarantor”), in favor of ARES CAPITAL CORPORATION, a Maryland corporation (“Ares”), as administrative agent and collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), acting pursuant to this Assumption Agreement for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.
W I T N E S E T H :
WHEREAS, Evolent Health, Inc., a Delaware corporation (“Parent”), Evolent Health LLC, a Delaware limited liability company (“Borrower”), its Subsidiaries signatory thereto as Guarantors or thereafter designated as Guarantors pursuant to Section 8.11 of the Credit Agreement, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and Ares, as Administrative Agent for the Lenders, have entered into that certain Credit Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, Parent and certain Subsidiaries of the Borrower have entered into the Guarantee Agreement, dated as of December 30, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent, for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.15 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby (a) jointly with the other Guarantors and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and note merely as surety, to the Administrative Agent, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration, mandatory prepayment or otherwise) of the Guaranteed

Obligations, and (b) expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants that, with respect to the Additional Guarantor, each of the representations and warranties contained in Section 3 of the Guarantee Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.    GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS.
3.    No Novation or Release. Nothing in this Assumption Agreement shall be construed to release any other Guarantor at any time party to the Guarantee Agreement from its obligations and liabilities thereunder or otherwise affect any of such other Guarantor’s obligations or liabilities under any Credit Document.
IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GUARANTOR],
a ______________________

By:
    Name:
    Title:

Annex I - 2